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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 --------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 7, 2006



                             THE ENSTAR GROUP, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       GEORGIA                            0-07477                              63-0590560
------------------------          ------------------------          ---------------------------------
(STATE OF INCORPORATION)          (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NO.)
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                               401 MADISON AVENUE
                            MONTGOMERY, ALABAMA 36104
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (334) 834-5483



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS:

[ ]  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES
     ACT (17 CFR 230.425)

[ ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE
     ACT (17 CFR 240.14A-12)

[ ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(b) UNDER THE
     EXCHANGE ACT (17 CFR 240.14D-2(b))

[ ]  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(c) UNDER THE
     EXCHANGE ACT (17 CFR 240.13E-4(c))



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ITEM 8.01.  OTHER EVENTS.

         On Wednesday, June 7, 2006, the commitment by The Enstar Group, Inc.
("Enstar") to invest an aggregate of $25 million in J.C. Flowers II LP (the
"Fund"), a private investment fund for which JCF Associates II L.P. is the general partner and J.C. Flowers & Co. LLC is the investment advisor, was accepted by the Fund. Enstar's approval of this commitment was first announced on February 17, 2006. On Wednesday, June 7, 2006, the commitment of Castlewood
Holdings Limited ("Castlewood") to invest an aggregate of $75 million in the Fund was also accepted by the Fund. Enstar's and Castlewood's commitments may be drawn down by the Fund over approximately the next five years. Enstar owns a 50% voting interest and a 32.63% economic interest in Castlewood.

         JCF Associates II L.P. and J.C. Flowers & Co. LLC are controlled by J.
Christopher Flowers, an Enstar director and Enstar's largest shareholder.
Although JCF Associates II L.P. and J.C. Flowers & Co. LLC will receive management and advisory fees from other Fund investors, no fees will be payable by Enstar or Castlewood to the Fund, JCF Associates II L.P., J.C. Flowers & Co.
LLC, or J. Christopher Flowers in connection with Enstar's or Castlewood's investment in the Fund.






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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:  June 13, 2006





                                           THE ENSTAR GROUP, INC.



                                           By: /s/ Cheryl D. Davis
                                               ---------------------------------
                                               Cheryl D. Davis
                                               Chief Financial Officer, Vice
                                               President of Corporate Taxes and
                                               Secretary